SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: March 13, 2002


                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


FLORIDA                        33-41063-A              59-2960590
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              3816 W. Linebaugh Avenue, Suite 200, Tampa, FL 33624
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 960-0557

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Alessandri & Alessandri, formerly auditors for the Company, were dismissed as auditors, due to the death of the responsible partner in 1999. Alessandri & Alessandri had not performed any auditing work for the company since 1997. Michael Johnson & Co.,LLC were engaged as auditors for Company in 2001.

The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors

In connection with audit of the two most recent fiscal years and through the date of dismissed of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

ITEM 5.    OTHER EVENTS

               None.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None


        Exhibits -

           23.2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2002                         GLOBAL ASSETS & SERVICES, INC.


                                                  By: /s/ Thomas McCrimmon
                                                  ---------------------------
                                                  Thomas McCrimmon, President